                                      POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS,  that the person whose signature appears below, hereby constitutes  and appoints  Jeffrey H. Smulyan,  Walter Z. Berger,  J. Scott Enright and Norman
H.  Gurwitz,  or  any  of  them,  his   attorneys-in-fact  and  agents,  with  full  power  of
substitution and resubstitution  for him in any and all capacities,  to sign the annual report of Emmis  Communications  Corporation on Form 10-K  under the Securities  Exchange Act of 1934 for the fiscal year ended  February 28,  2002,  and any  amendments  thereto,  and to file the same, with exhibits thereto and other documents in connection  therewith,  with the Securities and Exchange Commission,  granting unto each of such  attorneys-in-fact  and agents full power and  authority  to do and perform  each and every act and thing  requisite  and  necessary  in connection  with such  matters  and  hereby  ratifying  and  confirming  all that each of such attorneys-in-fact  and agents or his substitute or  substitutes  may do or cause to be done by virtue hereto.

Dated:    May 9, 2002                                     /s/   Lawrence B. Sorrel
        ---------------------                             ------------------------------------

                                      POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS,  that the person whose signature appears below, hereby constitutes  and appoints  Jeffrey H. Smulyan,  Walter Z. Berger,  J. Scott Enright and Norman
H.  Gurwitz,  or  any  of  them,  his   attorneys-in-fact  and  agents,  with  full  power  of
substitution and resubstitution  for him in any and all capacities,  to sign the annual report of Emmis  Communications  Corporation on Form 10-K  under the Securities  Exchange Act of 1934 for the fiscal year ended  February 28,  2002,  and any  amendments  thereto,  and to file the same, with exhibits thereto and other documents in connection  therewith,  with the Securities and Exchange Commission,  granting unto each of such  attorneys-in-fact  and agents full power and  authority  to do and perform  each and every act and thing  requisite  and  necessary  in connection  with such  matters  and  hereby  ratifying  and  confirming  all that each of such attorneys-in-fact  and agents or his substitute or  substitutes  may do or cause to be done by virtue hereto.

Dated:    May 10, 2002                                     /s/  Richard A. Leventhal
        ---------------------                             ------------------------------------

                                      POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS,  that the person whose signature appears below, hereby constitutes  and appoints  Jeffrey H. Smulyan,  Walter Z. Berger,  J. Scott Enright and Norman
H.  Gurwitz,  or  any  of  them,  her   attorneys-in-fact  and  agents,  with  full  power  of
substitution  and  resubstitution  for her in any and all capacities,  to the annual report of
Emmis  Communications  Corporation on Form 10-K under the Securities  Exchange Act of 1934 for the fiscal year ended  February 28,  2002, and any amendments  thereto,  and to file the same, with exhibits  thereto and other  documents in connection  therewith,  with the Securities and
Exchange Commission,  granting unto each of such  attorneys-in-fact  and agents full power and authority  to do and  perform  each  and  every  act and  thing  requisite  and  necessary  in connection  with such  matters  and  hereby  ratifying  and  confirming  all that each of such attorneys-in-fact  and agents or his substitute or  substitutes  may do or cause to be done by virtue hereto.

Dated:    May 10, 2002                                      /s/  Susan B. Bayh
        ---------------------                             ------------------------------------

                                      POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS,  that the person whose signature appears below, hereby constitutes  and appoints  Jeffrey H. Smulyan,  Walter Z. Berger,  J. Scott Enright and Norman
H.  Gurwitz,  or  any  of  them,  his   attorneys-in-fact  and  agents,  with  full  power  of
substitution and resubstitution  for him in any and all capacities,  to sign the annual report of Emmis  Communications  Corporation on Form 10-K  under the Securities  Exchange Act of 1934 for the fiscal year ended  February 28,  2002,  and any  amendments  thereto,  and to file the same, with exhibits thereto and other documents in connection  therewith,  with the Securities and Exchange Commission,  granting unto each of such  attorneys-in-fact  and agents full power and  authority  to do and perform  each and every act and thing  requisite  and  necessary  in connection  with such  matters  and  hereby  ratifying  and  confirming  all that each of such attorneys-in-fact  and agents or his substitute or  substitutes  may do or cause to be done by virtue hereto.

Dated:    May 9, 2002                                       /s/  Gary L. Kaseff
        ---------------------                             ------------------------------------

                                      POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS,  that the person whose signature appears below, hereby constitutes  and appoints  Jeffrey H. Smulyan,  Walter Z. Berger,  J. Scott Enright and Norman
H.  Gurwitz,  or  any  of  them,  his   attorneys-in-fact  and  agents,  with  full  power  of
substitution and resubstitution  for him in any and all capacities,  to sign the annual report of Emmis  Communications  Corporation on Form 10-K  under the Securities  Exchange Act of 1934 for the fiscal year ended  February 28,  2002,  and any  amendments  thereto,  and to file the same, with exhibits thereto and other documents in connection  therewith,  with the Securities and Exchange Commission,  granting unto each of such  attorneys-in-fact  and agents full power and  authority  to do and perform  each and every act and thing  requisite  and  necessary  in connection  with such  matters  and  hereby  ratifying  and  confirming  all that each of such attorneys-in-fact  and agents or his substitute or  substitutes  may do or cause to be done by virtue hereto.

Dated:    May 13, 2002                                      /s/  Frank V. Sica
        ---------------------                             ------------------------------------

                                      POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS,  that the person whose signature appears below, hereby constitutes  and appoints  Jeffrey H. Smulyan,  Walter Z. Berger,  J. Scott Enright and Norman
H.  Gurwitz,  or  any  of  them,  his   attorneys-in-fact  and  agents,  with  full  power  of
substitution and resubstitution  for him in any and all capacities,  to sign the annual report of Emmis  Communications  Corporation on Form 10-K  under the Securities  Exchange Act of 1934 for the fiscal year ended  February 28,  2002,  and any  amendments  thereto,  and to file the same, with exhibits thereto and other documents in connection  therewith,  with the Securities and Exchange Commission,  granting unto each of such  attorneys-in-fact  and agents full power and  authority  to do and perform  each and every act and thing  requisite  and  necessary  in connection  with such  matters  and  hereby  ratifying  and  confirming  all that each of such attorneys-in-fact  and agents or his substitute or  substitutes  may do or cause to be done by virtue hereto.

Dated:    May 8, 2002                                       /s/  Greg A. Nathanson
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